EXHIBIT E

                             JOINT FILING AGREEMENT

In accordance with Rule 13d-1(h) of the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them a Statement on Schedule 13D (including any and all amendments thereto) with respect to the common stock of Kmart Holding Corporation and further agree that this Joint Filing Agreement shall be included as an Exhibit to such joint filing.

The undersigned further agrees that each party hereto is responsible for timely filing of such statement on Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such party contained therein, provided that no party is responsible for the completeness and accuracy of the information concerning the other party, unless such party knows or has reason to believe that such information is inaccurate.

This Joint Filing Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original instrument, but all of such counterparts together shall constitute but one agreement.

In evidence thereof the undersigned, being duly authorized, hereby execute this Agreement this 15th day of May, 2003.

                              ESL INVESTMENTS, INC.


                               By:  /s/ William C. Crowley
                                  --------------------------------------
                                  Name:  William C. Crowley
                                  Title:  President


                                EDWARD S. LAMPERT

                                   /s/ Edward S. Lampert
                                ----------------------------------------
                                Edward S. Lampert

                                CRK PARTNERS, LLC

                                By:  ESL Investments, Inc., its managing member


                                     By:  /s/ William C. Crowley
                                        ---------------------------------
                                        Name:  William C. Crowley
                                        Title:  President


                                CRK PARTNERS, LP

                                By:  CRK Partners, LLC, its general partner


                                     By:  ESL Investments, Inc., its managing
                                          member

                                          By:  /s/ William C. Crowley
                                             ------------------------------
                                             Name:  William C. Crowley
                                             Title:  President


                               CRK PARTNERS II, LP

                               By:  CRK Partners, LLC, its general partner


                                    By:  ESL Investments, Inc., its managing
                                         member

                                         By:  /s/ William C. Crowley
                                            ------------------------------
                                            Name:  William C. Crowley
                                            Title:  President


                                RBS PARTNERS, LP

                                By:  ESL Investments, Inc., its general partner

                                     By:   /s/ William C. Crowley
                                        ---------------------------------
                                        Name:  William C. Crowley
                                        Title:  President

                                ESL INVESTORS LLC

                                By:  RBS Partners, LP, its managing member


                                     By:  ESL Investments, Inc., its general
                                          partner

                                          By:  /s/ William C. Crowley
                                             -------------------------------
                                             Name:  William C. Crowley
                                             Title:  President


                               RBS INVESTMENT MANAGEMENT, LLC

                               By:  /s/ William C. Crowley
                                  ---------------------------------------
                                  Name:  William  C. Crowley
                                  Title: Member


                               ESL INSTITUTIONAL PARTNERS, L.P.

                               By:  RBS Investment Management, LLC, its
                                    general partner

                                   By:  /s/ William C. Crowley
                                      -----------------------------------
                                      Name:  William C. Crowley
                                      Title:  Member